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DIRECTORS                                               OFFICERS
Barton M. Biggs                                         James W. Grisham
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand McNally
Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinacle Trading L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

       ------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
           ---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
           ---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

           ---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                             VALUE EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997

LETTER TO SHAREHOLDERS
-------

Our value investment philosophy for the Value Equity Portfolio is based on the premise that a diversified portfolio of undervalued securities should outperform the market over the long-term, and would be expected to preserve principal in a difficult market environment.

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE INDATA EQUITY-MEDIAN INDEX(1)
----------------------------------------------------

                                             TOTAL RETURNS(2)
                              ----------------------------------------------
                                                                   AVERAGE
                                                      AVERAGE      ANNUAL
                                                    ANNUAL FIVE     SINCE
                                 YTD     ONE YEAR      YEARS      INCEPTION
                              ---------  ---------  -----------  -----------
PORTFOLIO--CLASS A..........      25.37%     36.86%      18.85%       14.96%
PORTFOLIO--CLASS B..........      24.92      36.45         N/A        25.24
S&P 500 INDEX--CLASS A......      29.66      40.46       20.77        18.05
INDATA EQUITY-MEDIAN
 INDEX--CLASS A.............      25.96      34.67       19.22        16.82
S&P 500 INDEX--CLASS B......      29.66      40.46         N/A        30.08
INDATA EQUITY-MEDIAN
 INDEX--CLASS B.............      25.96      34.67         N/A        27.54

1. The S&P 500 Stock Index and the Indata Equity-Median Index are unmanaged indices of common stocks. The Indata Equity-Median Index includes an average asset allocation of 7.1% cash and 92.9% equity based on $551 billion in assets among 1,314 portfolios for the period ended September 30, 1997.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Key aspects of our philosophy are as follows:
    Reversion to mean valuation levels (return to the long term average) is the most consistent and powerful force in investing.

    We buy companies selling at less than our research measures to be their true worth.

    Our   Portfolio   is   characterized   by   a   distinctly   below   average
    price-to-earnings ratio, price-to-book ratio, and a high dividend yield.

    We limit our universe of investments to larger, liquid stocks. This is a list similar to the S&P 500.

    Investment decisions are based on research undertaken by the Morgan Stanley Asset Management/ Chicago investment team.

For the nine month and one year periods ended September 30, 1997, the Portfolio had total returns of 25.37% and 36.86%, respectively, for the Class A shares and 24.92% and 36.45%, respectively, for the Class B shares compared to total returns of 29.66% and 40.46%, respectively, for the S&P 500 Index and 25.96% and 34.67%, respectively, for the Indata Equity-Median Index. For the five-year period ended September 30, 1997 and for the period from inception on January 31, 1990 to September 30, 1997, the average annual total return for Class A was 18.85% and 14.96%, respectively, compared to 20.77% and 18.05%, respectively, for the S&P 500 Index and 19.22% and 16.82%, respectively, for the Indata Equity-Median Index. From inception on January 2, 1996 to September 30, 1997, the average annual total return of Class B was 25.24% compared to 30.08% for the S&P 500 Index and 27.54% for the Indata Equity-Median Index.

The Portfolio holds undervalued companies with a wide valuation gap as compared to the characteristics of the S&P 500:

                                  PRICE EARNINGS      PRICE-TO-BOOK
                                 -----------------  -----------------
PORTFOLIO......................          17.3X               2.9X
S&P 500........................          23.4X               6.0X

The market rebound in the second quarter continued into the third quarter, contributing to strong year-to-date performance across most major market indices.

Favorable interest rates, a moderating economy, benign inflation, solid corporate profitability and strong mutual fund flows have supported the market throughout the year. As valuations have risen during the year, investors have sought to find better value, rotating into less expensive sectors. During the third quarter, investors shifted out of the more expensive, large cap multinationals and consumer product sectors, resulting in a sell-off in those sectors that neared a correction in the broad market indices in August. Consumer product and multinationals were hurt by a weakening profit outlook caused by the strength of the dollar, the Southeast Asian currency devaluations and the prospect of slower economic growth in the region. This investor rotation helped the lagging small cap stocks and cyclical sectors, narrowing some of the wide performance gap seen earlier in the year.

Small cap stocks outperformed large cap stocks during the third quarter, with the smaller cap Russell 2000 up 14.88% and the larger cap Russell 1000 up 8.73%. However, on a year-to-date basis, large cap stocks have still outperformed small cap. The Russell 1000 returned 28.98% for the first nine months compared to a return of 26.60% for the Russell 2000. Style effect was much more evident in the small cap indices where value is still significantly outperforming growth, although small cap growth was helped by the investor rotation seen in the third quarter. The Russell 2000 Value Index returned 29.61% compared to the Russell 2000 Growth Index return of 23.03% for the nine months ended September 30. In the large cap Russell indices, value outperformed growth by a smaller margin. The Russell 1000 Value Index increased 29.40% for the first nine months compared to the Russell 1000 Growth Index return of 28.54%.

During the first nine months, the best performing sectors in the Portfolio were technology, up 73%, financial services, up 48%, services and growth, up 40%, and capital goods, up 34%. Underperforming sectors for the first nine months included industrial, up 5%, electric utilities, up 6%, consumer staples, up 9%, and health care, up 18%. The best performing stocks in the first nine months were Texas Instruments, up 111%, Sallie Mae, up 68%, Wal-Mart, up 62%, and Mellon Bank, up 58%. Stocks providing the biggest disappointment included Texas Utilities, down 8%, Woolworth, up 1%, Rockwell, up 5%, and RJR Nabisco, up 6%.

Changes made to the Portfolio in the first nine months included decreasing the exposure to consumer staples by selling the final position in American Brands and paring back on Philip Morris and RJR Nabisco. We adjusted the composition of the energy sector by establishing positions in Occidental Petroleum and USX-Marathon and selling Exxon, which outperformed other integrated oils. We pared back on GPU due to concerns about the cost and resolution of their stranded assets. We increased exposure to the retail sector by purchasing a full position in Wal-Mart. Wal-Mart began generating positive free cash flow in 1996 and recently announced a 30% dividend increase and a stock buyback program. We adjusted the chemical sector by selling Eastman Chemical and Olin, while adding DuPont. We sold the remaining position in Apple Computer as the company fundamentals continued to deteriorate and showed no signs of improvement. Finally, we established positions in Litton Industries, Lockheed Martin and Gulfstream Aerospace to increase exposure to the aerospace cycle, and added Banc One in the financial services sector. Compared to the S&P 500 Index, we continue to overweight financial services and utilities, and underweight technology and health care.

Stephen C. Sexauer
PORTFOLIO MANAGER

Alford E. Zick, Jr.
PORTFOLIO MANAGER

October 1997

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1997

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
COMMON STOCKS (98.7%)
 AEROSPACE (3.9%)
          5,600    Gulfstream Aerospace Corp.           $     162
         18,800    Litton Industries, Inc.                  1,022
          6,900    Lockheed Martin Corp.                      736
         24,100    United Technologies Corp.                1,952
                                                        ---------
                                                            3,872
                                                        ---------
 BANKING (17.9%)
         19,400    Banc One Corp.                           1,083
         27,200    BankAmerica Corp.                        1,994
         21,100    BankBoston Corp.                         1,866
         24,500    Bankers Trust (New York) Corp.           3,001
         18,500    Chase Manhattan Corp.                    2,183
         51,300    First of America Bank Corp.              2,754
         52,500    Mellon Bank Corp.                        2,874
         44,100    PNC Bank Corp.                           2,153
                                                        ---------
                                                           17,908
                                                        ---------
 CAPITAL GOODS (2.1%)
         38,900    Deere & Co.                              2,091
                                                        ---------
 CHEMICALS (1.5%)
         24,500    E.I. du Pont de Nemours and Co.          1,508
                                                        ---------
 COMMUNICATIONS (6.3%)
         54,000    AT&T Corp.                               2,393
         39,100    Sprint Corp.                             1,955
         50,800    U.S. West Communications Group           1,956
                                                        ---------
                                                            6,304
                                                        ---------
 CONSUMER-DURABLES (4.0%)
         57,200    Chrysler Corp.                           2,105
         28,500    General Motors Corp.                     1,908
                                                        ---------
                                                            4,013
                                                        ---------
 CONSUMER-RETAIL (6.9%)
         42,400    J.C. Penney Co., Inc.                    2,470
         54,900    Wal-Mart Stores, Inc.                    2,011
        110,600    Woolworth Corp.                          2,447
                                                        ---------
                                                            6,928
                                                        ---------
 CONSUMER-STAPLES (6.4%)
         92,900    Fleming Cos., Inc.                       1,701
         55,200    Philip Morris Cos., Inc.                 2,294
         69,300    RJR Nabisco Holdings Corp.               2,382
                                                        ---------
                                                            6,377
                                                        ---------

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
 ENERGY (9.8%)
         47,400    Ashland, Inc.                        $   2,577
         36,200    Atlantic Richfield Co.                   3,093
         26,000    Mobil Corp.                              1,924
         34,900    Occidental Petroleum Corp.                 905
         34,700    USX-Marathon Group                       1,291
                                                        ---------
                                                            9,790
                                                        ---------
 FINANCIAL-DIVERSIFIED (3.4%)
         22,050    SLM Holding Corp.                        3,407
                                                        ---------
 HEALTH CARE (2.2%)
         53,400    Bausch & Lomb, Inc.                      2,163
                                                        ---------
 INDUSTRIAL (2.3%)
         36,200    Rockwell International Corp.             2,278
                                                        ---------
 INSURANCE (6.9%)
         41,900    American General Corp.                   2,174
         38,600    Lincoln National Corp.                   2,687
         25,400    St. Paul Cos., Inc.                      2,072
                                                        ---------
                                                            6,933
                                                        ---------
 METALS (2.1%)
         26,700    Phelps Dodge Corp.                       2,073
                                                        ---------
 PAPER & PACKAGING (4.3%)
         88,300    Louisiana-Pacific Corp.                  2,207
         55,500    Willamette Industries, Inc.              2,123
                                                        ---------
                                                            4,330
                                                        ---------
 SERVICES (2.9%)
         15,500    McGraw-Hill Cos., Inc.                   1,049
         80,300    Ogden Corp.                              1,897
                                                        ---------
                                                            2,946
                                                        ---------
 TECHNOLOGY (5.3%)
         62,600    Harris Corp.                             2,864
         18,189    Texas Instruments, Inc.                  2,458
                                                        ---------
                                                            5,322
                                                        ---------
 TRANSPORTATION (3.6%)
         15,600    AMR Corp.                                1,727
         51,700    Ryder System, Inc.                       1,858
                                                        ---------
                                                            3,585
                                                        ---------
 UTILITIES (6.9%)
         36,000    GPU, Inc.                                1,292
         45,700    NIPSCO Industries, Inc.                  1,925
         58,200    Pinnacle West Capital Corp.              1,957

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
  UTILITIES (CONTINUED)
         47,900    Texas Utilities Co.                  $   1,724
                                                        ---------
                                                            6,898
                                                        ---------
TOTAL COMMON STOCKS (Cost $70,863)                         98,726
                                                        ---------

  FACE AMOUNT
     (000)
---------------
SHORT-TERM INVESTMENT (0.2%)
 REPURCHASE AGREEMENT (0.2%)
$           190    Chase Securities, Inc. 5.75%,
                    dated 9/30/97, due 10/01/97, to
                    be repurchased at $190,
                    collateralized by U.S. Treasury
                    Notes, 6.25%, due 10/31/01,
                    valued at $197 (Cost $190)                190
                                                        ---------
TOTAL INVESTMENTS (98.9%) (Cost $71,053)                   98,916
                                                        ---------
OTHER ASSETS AND LIABILITIES (1.1%)
  Other Assets                                              2,585
  Liabilities                                              (1,429)
                                                        ---------
                                                            1,156
                                                        ---------
NET ASSETS (100%)                                       $ 100,072
                                                        ---------
                                                        ---------
CLASS A
NET ASSETS                                                $97,927
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 5,996,022 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)
                                                           $16.33
                                                        ---------
                                                        ---------
CLASS B
NET ASSETS                                                 $2,145
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 131,692 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)
                                                           $16.29
                                                        ---------
                                                        ---------